P R O S P E C T U S
January 30, 2009
(as supplemented and restated June 16, 2009)

Lotsoff Capital Management Micro Cap Fund

        The Lotsoff Capital Management Micro Cap Fund (the “Micro Cap Fund”), is a stock fund seeking long-term capital appreciation by investing mainly in common stocks of U.S. companies with market capitalizations that are below $700 million at the time of initial purchase. In view of this, the Micro Cap Fund may be subject to above-average risk. It is the sole portfolio of Lotsoff Capital Management Investment Trust (the “Trust”).

        Please read this Prospectus and keep it for future reference. It contains important information, including information on how the Micro Cap Fund invests and the services it offers to shareholders.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

	TABLE OF CONTENTS
Lotsoff Capital Management Investment Trust	Questions Every Investor Should Ask Before
20 North Clark Street	Investing in the Micro Cap Fund	2
34th Floor	Investment Objective and Strategies	7
Chicago, Illinois 60602-4109	Disclosure of Portfolio Holdings	9
Toll Free: 877-568-7633 (LOTSOFF)	Management of the Micro Cap Fund	9
Local: (312) 368-1442	The Micro Cap Fund’s Share Price	9
	Purchasing Shares	10
	Redeeming Shares	14
	Dividends, Distributions and Taxes	17
	Financial Highlights	19
	Share Purchase Application	n/a

QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE
INVESTING IN THE MICRO CAP FUND

1.	What are the Micro Cap Fund’s Goals?

The Micro Cap Fund seeks long-term capital appreciation.

2.	What are the Micro Cap Fund’s Principal Investment Strategies?

The Micro Cap Fund invests (normally at least 80% of its net assets, plus borrowings for investment purposes) in common stocks of domestic companies with market capitalizations that are below $700 million at the time of initial purchase (“micro cap companies”).

The micro cap sector of the U.S. equity market is comprised of the smallest public companies based on market capitalization. Normally, micro cap companies are in their earliest stages of public development and may offer unique products, services or technologies or may serve special or rapidly expanding niches.

The Micro Cap Fund’s investment adviser, Lotsoff Capital Management (the “Adviser”), uses quantitative models and fundamental analysis to look for micro cap companies that appear to have the potential for more rapid price appreciation than other micro cap stocks and the overall stock market in general. The Adviser will generally sell a portfolio security when the Adviser believes:

•	the security has achieved its value potential;
•	changing fundamentals signal a deteriorating value potential; or
•	other micro cap securities have a better performance potential.

The Micro Cap Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for potential long-term capital appreciation.

3.	What are the Principal Risks of Investing in the Micro Cap Fund?

Investors in the Micro Cap Fund may lose money. There are risks associated with the types of securities in which the Micro Cap Fund invests. These risks include:

•	Micro Cap Companies:

Micro cap companies typically have relatively lower revenues, limited product lines, lack of management depth, higher risk of insolvency and a smaller share of the market for their products or services than larger capitalization companies. Generally, the share prices of micro cap company stocks are more volatile than those of larger companies. Thus, the Micro Cap Fund’s share price may increase or decrease by a greater percentage than the share prices of funds that invest in the stocks of large companies. Also, the returns of micro cap company stocks may vary, sometimes significantly, from the returns of the overall market. Micro cap companies tend to perform poorly during times of economic stress. Finally, relative to large company stocks, the stocks of micro cap companies are thinly traded, and purchases and sales may result in higher transactions costs.

•	Manager Risk:

How the Adviser manages the Micro Cap Fund will affect the Micro Cap Fund’s performance. The Micro Cap Fund may lose money if the Adviser’s investment strategy does not achieve the Micro Cap Fund’s objective or the Adviser does not implement the strategy properly.

•	Market Risk:

Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market.

•	Common Stocks:

Common stocks represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Debt securities and preferred stocks have rights senior to a company’s common stock. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Micro cap companies are especially sensitive to these factors.

•	Market Timing Risk:

Frequent purchases and redemptions of Micro Cap Fund shares by a shareholder may harm other Micro Cap Fund shareholders by interfering with the efficient management of the Micro Cap Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of its shares. Because there may be less liquidity in the micro cap company stocks in which the Micro Cap Fund invests, the Micro Cap Fund may be subject to a greater risk of market timing activities than other equity mutual funds. The Board of Trustees of the Trust (the “Board of Trustees”) has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of shares of the Micro Cap Fund. However, the officers of the Trust receive reports on a regular basis as to purchases and redemptions of shares of the Micro Cap Fund and review these reports to determine if there is any unusual trading in shares of the Micro Cap Fund. The officers of the Trust will report to the Board of Trustees any such unusual trading in shares of the Micro Cap Fund that is disruptive to the Micro Cap Fund. In such event, the Board of Trustees may reconsider its decision not to adopt market timing policies and procedures.

•	High Portfolio Turnover:

High portfolio turnover necessarily results in corresponding greater transaction costs (such as brokerage commissions or markups or markdowns), which the Micro Cap Fund must pay, and increased realized gains (or losses) to investors, which may lower the Micro Cap Fund’s after-tax performance.

4.	How has the Micro Cap Fund Performed?

The bar chart and table that follow provide some indication of the risks of investing in the Micro Cap Fund by showing changes in the Micro Cap Fund’s performance from year to year and how its average annual returns over various periods compare to those of the Russell 2000 Index and the Russell Micro Cap Index. Please remember that the Micro Cap Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

Total Return
(per calendar year)

Note: During the five year period shown on the bar chart, the Micro Cap Fund’s highest total return for a quarter was 16.01% (quarter ended December 31, 2004) and the lowest return for a quarter was -33.13% (quarter ended December 31, 2008).

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2008)
	1 Year	Five Years	Since Inception (1)
Return Before Taxes	-46.99%	-9.03%	-7.99%
Return After Taxes on Distribution (2)	-47.01%	-9.89%	-8.82%
Return After Taxes on Distributions and Sale	-30.52%	-7.14%	-6.30%
of Shares (2)
Russell 2000® Index (3)	-33.79%	-0.93%	-0.38%
Russell Microcap® Index (4)	-39.78%	-5.44%	-4.64%

(1)     The Micro Cap Fund commenced operations on November 7, 2003.

(2)     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Micro Cap Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3)     The Russell 2000® Index is comprised of the smallest 2,000 companies in the Russell 3000® Index. The Russell 3000® Index is comprised of the 3,000 largest U.S. companies based on market capitalization. Each of these Indexes is unmanaged and their returns include reinvested interest.

(4)     The Russell Microcap® Index includes the smallest 1,000 securities in the small-cap Russell 2000® Index plus the next largest 1,000 securities that are too small to be in the Russell 2000® Index. The Russell Microcap® Index is unmanaged and its returns include reinvested dividends.

Fees and Expenses of the Micro Cap Fund

        The table below describes the fees and expenses that you may pay if you buy and hold shares of the Micro Cap Fund:

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load)
Imposed on Purchases (as a
Percentage of Offering Price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load)
Imposed on Reinvested Dividends and
Distributions	None
Redemption Fee	None (1)
Exchange Fee	None
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Micro Cap Fund assets)
Management Fees	0.95%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.41%
Total Annual Fund Operating Expenses	1.36% (2)

(1)     The Micro Cap Fund’s transfer agent charges a fee of $13 for each wire redemption and $15 for each redemption check sent via overnight delivery.

(2)     The Fund indirectly bears a pro rata share of the fees and expenses of each underlying fund in which it invests (“Acquired Fund Fees and Expenses”). Acquired Fund Fees and Expenses of the Fund are included in Other Expenses. Since Acquired Fund Fees and Expenses are not directly borne by the Fund, they are not reflected in the Fund’s financial statements, with the result that the information presented in the Expense Table may differ from that presented in the Financial Highlights.

Micro Cap Fund Example

        This Example is intended to help you compare the cost of investing in the Micro Cap Fund with the cost of investing in other mutual funds.

        The Example assumes that you invest $10,000 in the Micro Cap Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Micro Cap Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$138	$431	$745	$1,635

INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES

        The Micro Cap Fund seeks long-term capital appreciation through investing primarily (normally at least 80% of its net assets, plus borrowings for investment purposes) in common stocks of domestic companies with market capitalizations that are below $700 million at the time of initial purchase. This is a non-fundamental policy. If the Micro Cap Fund decides to change this policy, it will provide 60 days prior written notice of its decision to shareholders.

The Micro Cap Fund’s Principal Investment Strategies

        The micro cap sector of the U.S. equity market is comprised of the smallest public companies based on market capitalization. Normally, micro cap companies are in their earliest stages of public development and may offer unique products, services or technologies or may serve special or rapidly expanding niches.

        The Adviser uses quantitative models and fundamental analysis to look for micro cap companies that appear to have the potential for more rapid price appreciation than other micro cap stocks and the overall stock market in general. To select stocks for the Micro Cap Fund’s portfolio the Adviser will first rank all the stocks of micro cap companies using quantitative models. These models are based upon such factors as real cash flow returns on assets, a company’s rate of asset and earnings growth, the company’s cost of capital and whether the ongoing operation is improving or declining. The Adviser may override the models based on any number of subjective criteria. Once the ranking of these micro cap stocks is completed, the Adviser will evaluate companies based on an analysis of their financial statements, products and operations, market sectors and interviews with management. The Adviser will then design a portfolio which, in its opinion, will have an expected return potentially greater than the overall economy. There can be no assurance that the Micro Cap Fund will achieve this result.

The Micro Cap Fund’s Non-Principal Investment Strategies

        Ordinarily, the Adviser intends to keep the portfolio fully invested in micro cap stocks; however, the Micro Cap Fund may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. In such circumstances the Micro Cap Fund may invest in money market instruments (such as U.S. Treasury Bills, commercial paper or repurchase agreements). The Micro Cap Fund will not be able to achieve its investment objective of long-term capital appreciation to the extent that it invests in money market instruments since these securities do not appreciate in value. When the Micro Cap Fund is not taking a temporary defensive position, it may hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities. The Micro Cap Fund may not invest more than 20% of its assets in cash and money market instruments when it is not taking a temporary defensive position.

        The Micro Cap Fund may purchase shares of exchange-traded funds (“ETFs”). All ETFs are investment companies that are bought and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market index. Typically, the Micro Cap Fund would purchase ETF shares to increase its equity exposure to all or a portion of the stock market while maintaining flexibility to meet the liquidity needs of the Micro Cap Fund. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in a particular ETF could result in it being more volatile than the underlying portfolio of securities and trading at a discount to its net asset value (“NAV”). ETFs also have management fees that are part of their costs, and the Micro Cap Fund will indirectly bear its proportionate share of these costs. Generally, the Micro Cap Fund will purchase shares of ETFs having the characteristics of the types of common stocks in which the Micro Cap Fund typically invests. If greater liquidity is desired, then the Micro Cap Fund may purchase shares of ETFs designed to track the price performance and dividend yield of the Standard & Poor’s 500® Index and the Standard & Poor’s 400 Midcap Index.

        The Micro Cap Fund’s investment in ETFs, subject to the exception specified in the next sentence, currently is limited to (a) 3% of the total voting stock of any one ETF, (b) 5% of the Micro Cap Fund’s total assets with respect to any one ETF and (c) 10% of the Micro Cap Fund’s total assets in the aggregate. An exception to these limitations is found in Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that the above limitations do not apply to securities purchased or otherwise acquired by the Micro Cap Fund if (a) immediately after such purchase or acquisition not more than 3% of the total outstanding securities of such ETF is owned by the Micro Cap Fund and all affiliated persons of the Micro Cap Fund; and (b) the Micro Cap Fund has not offered or sold, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. In any event, the Micro Cap Fund will not invest more than 15% of its total assets in ETFs.

        The Micro Cap Fund may purchase stock index futures contracts to efficiently manage cash flows into and out of the Micro Cap Fund and to potentially reduce trading costs. Participation in the futures markets involves additional investment risks, in particular, the loss from investing in futures contracts is potentially unlimited. The skills needed to invest in futures contracts are different from those needed to invest in portfolio securities. While the Micro Cap Fund plans to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. When investing in stock index futures contracts, the Micro Cap Fund will not be investing for long-term capital appreciation.

        Although it seeks to invest for the long term, the Micro Cap Fund retains the right to sell securities irrespective of how long they have been held. It is presently anticipated, though not assured, that the annual portfolio turnover rate of the Micro Cap Fund will not significantly exceed 100%. A portfolio turnover rate of 100% would occur, for example, if all of the Micro Cap Fund’s securities were replaced within one year. A portfolio turnover rate of 100% or more would result in the Micro Cap Fund incurring more transaction costs such as mark-ups or mark-downs. Payment of these transaction costs could reduce the Micro Cap Fund’s total return. High portfolio turnover could also result in the payment by the Micro Cap Fund’s shareholders of increased taxes on realized gains.

DISCLOSURE OF PORTFOLIO HOLDINGS

        The Statement of Additional Information (“SAI”) for the Micro Cap Fund, which is incorporated by reference into this Prospectus, contains a description of the Micro Cap Fund’s policies and procedures with respect to the disclosure of its portfolio holdings.

MANAGEMENT OF THE MICRO CAP FUND

        Lotsoff Capital Management is the investment adviser to the Micro Cap Fund.

The Adviser’s address is:	20 North Clark Street, 34th Floor Chicago, Illinois 60602-4109 Telephone: (312) 368-1442

        The Adviser has been in business since 1981. As the investment adviser to the Micro Cap Fund, the Adviser manages the investment portfolio for the Micro Cap Fund. It makes the decisions as to which securities to buy and which securities to sell. The Micro Cap Fund pays the Adviser a monthly fee based on the Micro Cap Fund’s average daily net assets at an annual rate of 0.95%. A discussion regarding the basis for the Board of Trustees approving the Micro Cap Fund’s investment advisory agreement with the Adviser is available in the Trust’s annual report to shareholders for the period ended September 30, 2008.

        Joseph N. Pappo, Senior Portfolio Manager and Director of Equity Investments, and Donald W. Reid Ph.D., Senior Portfolio Manager and Director of Equity Research, are the co-portfolio managers for the Micro Cap Fund. As such, they are primarily responsible for the day-to-day management of the portfolio of the Micro Cap Fund. Messrs. Pappo and Reid have been employed by the Adviser as portfolio managers since October 1997. The SAI for the Micro Cap Fund, which is incorporated by reference into this Prospectus, provides additional information about the compensation of Messrs. Pappo and Reid, other accounts managed by them and their ownership of securities in the Micro Cap Fund.

THE MICRO CAP FUND’S SHARE PRICE

        The price at which investors purchase shares of the Micro Cap Fund and at which shareholders redeem shares of the Micro Cap Fund is called the NAV. The NAV is normally calculated as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (the “Exchange”) is open for trading. The Exchange is closed on national holidays, Good Friday and weekends. The Adviser calculates the NAV based on the market prices of the securities held by the Micro Cap Fund (other than money market instruments, which are generally valued at amortized cost, as explained below). Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Board of Trustees.

        Short-term investments held with a remaining maturity of 60 days or less are generally valued at amortized cost, as the Board of Trustees believes that this method of valuing short-term investments approximates market value. Short-term investments with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, they are generally valued at amortized cost. Other types of securities that the Micro Cap Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) options not traded on a securities exchange; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended, as permitted by the Securities and Exchange Commission (“SEC”); (e) foreign securities, if an event or development has occurred subsequent to the close of the foreign market and prior to the close of regular trading on the Exchange that would materially affect the value of the security; and (f) fixed income securities that have gone into default and for which there is not a current market value quotation. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Micro Cap Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Micro Cap Fund determines its NAV per share.

        The Micro Cap Fund will process purchase orders and redemption orders that it receives in good order prior to the close of regular trading on a day that the Exchange is open at the NAV determined later that day. It will process purchase orders and redemption orders that it receives in good order after the close of regular trading on the Exchange at the NAV calculated on the next day the Exchange is open.

PURCHASING SHARES

How to Purchase Shares from the Micro Cap Fund

1.	Read this Prospectus carefully.

2.	Determine how much you want to invest keeping in mind the following minimums:

a.	Initial Investments

•	All Accounts	$25,000

b.	Additional Investments

•	Dividend reinvestment	No Minimum

•	Automatic investment plan	$ 1,000

•	All other accounts	$ 5,000

The Micro Cap Fund may accept initial investments of (i) not less than $5,000 from investors who are related to or affiliated with shareholders who have invested $25,000 in the Micro Cap Fund and (ii) not less than $1,000 from Trustees of the Trust and employees and officers of the Adviser.

3.	Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the reorder form attached to your confirmation statements (the Micro Cap Fund has additional Purchase Applications and reorder forms if you need them). If you have any questions, please call 1-877-568-7633.

4.	Make your check payable to “Lotsoff Capital Management Investment Trust.” All checks must be drawn on U.S. banks. The Micro Cap Fund will not accept cash or third party checks, money orders, travelers checks, credit cards, credit card checks or other checks deemed to be high risk. UMB Fund Services, Inc., the transfer agent for the Micro Cap Fund (“UMBFS”), will charge a $25 fee against a shareholder’s account for any payment check returned for insufficient funds. The shareholder will also be responsible for any losses suffered by the Micro Cap Fund as a result. The Micro Cap Fund may redeem shares you own as reimbursement for any such losses. The Micro Cap Fund reserves the right to reject any purchase order for shares of the Micro Cap Fund.

5.	Send the application and check to:

BY FIRST CLASS MAIL

Lotsoff Capital Management Investment Trust P.O. Box 1181 Milwaukee, WI 53201-1181

BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

Lotsoff Capital Management Investment Trust 803 West Michigan Street Milwaukee, WI 53233-2301

Please do not send letters by overnight delivery service or registered mail to the Post Office Box address.

6.	To purchase shares by wire, UMBFS must have received a completed application and issued an account number. If you wish to open an account by wire, please call 1-877-568-7633 prior to wiring funds. You should wire funds to:

UMB Bank, n.a.
ABA #101000695
For credit to Lotsoff Capital Management Investment Trust
Account # 9871063100
For further credit to:
          {Investor Account # _______}
          {Name or Account Registration}
{Social Security or Taxpayer Identification Number}

        Please remember that UMB Bank, n.a. must receive your wired funds prior to the close of regular trading on the Exchange for you to receive same day pricing. The Micro Cap Fund and UMB Bank, n.a. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Purchasing Shares from Broker-dealers, Financial Institutions and Others

        Some broker-dealers may sell shares of the Micro Cap Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Micro Cap Fund or the Adviser.

        The Micro Cap Fund may enter into agreements with broker-dealers, financial institutions or other service providers (collectively, “Servicing Agents” and each a “Servicing Agent”) that may include the Micro Cap Fund as an investment alternative in the programs they offer or administer. Servicing Agents may:

•	Become shareholders of record of the Micro Cap Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agents. This also means that purchases made through Servicing Agents may not be subject to the minimum purchase requirements of the Micro Cap Fund.

•	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Micro Cap Fund.

•	Charge fees for the services they provide to their customers. Also, the Micro Cap Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

•	Be authorized to accept purchase orders on behalf of the Micro Cap Fund (and designate other Servicing Agents to accept purchase orders on the Micro Cap Fund’s behalf). If the Micro Cap Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Micro Cap Fund’s behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will receive that day’s NAV, and all purchase orders received in good order by the Servicing Agent (or its designee) after the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will receive the next day’s NAV.

        If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares of the Micro Cap Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Micro Cap Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Micro Cap Fund within the period specified in its agreement with the Micro Cap Fund, it may be held liable for any resulting fees or losses.

Automatic Investment Plan

        You can open an automatic investment plan (“AIP”) with an initial investment of $25,000 and a minimum of $1,000 per transaction after you start your plan. On the day you select (you may choose the 5th, 10th, 15th, 20th, 25th or last day of the month), the amount you select is automatically transferred from your checking or savings account. There is no fee for this service, but if there is not enough money in your bank account to cover the withdrawal, you will be charged $20, your purchase will be cancelled and you will be responsible for any resulting losses to the Micro Cap Fund. You can terminate the AIP at any time by calling UMBFS at 1-877-568-7633 at least five business days before your next scheduled withdrawal date. Your AIP will be terminated in the event two successive mailings we send to you are returned by the U.S. Post Office as undeliverable. If this occurs, you must call or write UMBFS to reinstate your AIP. Any changes to the plan upon reinstatement will require a Medallion Signature Guarantee.

Other Information about Purchasing Shares of the Micro Cap Fund

        The Micro Cap Fund may reject any purchase application for any reason. The Micro Cap Fund will not accept any purchase orders by telephone. The Micro Cap Fund will not issue certificates evidencing shares. Investors will receive a written confirmation for all purchases of shares. However, AIP transactions are confirmed on a quarterly basis.

        If you would like to purchase shares into a retirement account, please call 1-877-568-7633 for additional information.

REDEEMING SHARES

How to Redeem (Sell) Shares

1.	Prepare a letter of instruction containing:

•	account number(s)

•	the amount of money or number of shares being redeemed

•	the name(s) on the account

•	daytime phone number

•	additional information that the Micro Cap Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact UMBFS in advance at 1-877-568-7633 if you have any questions.

2.	Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3.	Obtain a Medallion Signature Guarantee in the following situations:

•	The redemption request exceeds $50,000.

•	The redemption proceeds are to be sent to a person(s) other than the person(s) in whose name the shares are registered.

•	The redemption proceeds are to be sent to an address other than the address of record.

•	The Micro Cap Fund receives the redemption request within 30 business days of an address change.

Medallion Signature Guarantees must be obtained from a participant in a Medallion Program endorsed by the Securities Transfer Association. Participants are typically commercial banks or trust companies in the United States, and brokerage firms that are members of the Financial Industry Regulatory Authority. A notarized signature is not an acceptable substitute for a Medallion Signature Guarantee.

4.	Send the letter of instruction to:

BY FIRST CLASS MAIL

Lotsoff Capital Management Investment Trust P.O. Box 1181 Milwaukee, WI 53201-1181

BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

Lotsoff Capital Management Investment Trust 803 West Michigan Street Milwaukee, WI 53233-2301

Please do not send letters of instruction by overnight delivery service or registered mail to the Post Office Box address.

How to Redeem (Sell) Shares through Servicing Agents

        If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

Redemption Price

•	The redemption price per share you receive for redemption requests is the next determined NAV after UMBFS receives your written request in good order with all required information before the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time); or

•	If the Micro Cap Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept redemption requests on behalf of the Micro Cap Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will receive that day’s NAV, and all redemption requests received in good order by the Servicing Agent (or its designee) after the close of regular trading on the Exchange (generally 4:00 p.m. Eastern Time) will receive the next day’s NAV.

Payment of Redemption Proceeds

•	When shareholders redeem shares other than through Servicing Agents, UMBFS will either mail a check in the amount of the redemption proceeds no later than the seventh calendar day after it receives the redemption request in good order with all required information, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes up to 3 business days to reach the shareholder’s account whereas UMBFS generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Micro Cap Fund may direct UMBFS to pay the proceeds of a redemption on a date no later than the seventh day after the redemption request.

•	For those shareholders who redeem shares through Servicing Agents, the Servicing Agent will transmit the redemption proceeds in accordance with its redemption procedures.

Market Timing Procedures

        Frequent purchases and redemptions of shares of the Micro Cap Fund by a shareholder may harm other shareholders by interfering with the efficient management of the Micro Cap Fund, increasing brokerage and administrative costs, and potentially diluting the value of its shares. In particular, the Micro Cap Fund may be subject to a greater risk of market timing activity because there may be less liquidity in the micro cap company stocks in which the Micro Cap Fund invests. Notwithstanding any of the foregoing, the Board of Trustees has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of shares of the Micro Cap Fund. The Board of Trustees believes this is appropriate because to date the Micro Cap Fund has not experienced frequent purchases and redemptions of shares that have been disruptive to the Micro Cap Fund.

        In making the determination not to adopt market timing policies and procedures, the Board of Trustees, among other things, took note of the fact the Micro Cap Fund invests in stocks of micro cap companies where the harm to the Micro Cap Fund from frequent purchases and redemptions of its shares may be greater than if the Micro Cap Fund invested in stocks of large cap companies. Because of the nature of the Micro Cap Fund’s investments, in particular, and because of market timing risk generally, the Board of Trustees has instructed the officers of the Trust to review reports of purchases and redemptions of shares of both of the Micro Cap Fund on a regular basis to determine if there is any unusual trading in shares of the Micro Cap Fund. The officers of the Trust will report to the Board of Trustees any such unusual trading in shares of the Micro Cap Fund that is disruptive. In such event, the Board of Trustees may reconsider its decision not to adopt market timing policies and procedures with respect to one or both of the Micro Cap Fund.

        This policy does not affect the Micro Cap Fund’s right to reject any purchase request. The Micro Cap Fund reserves the right to modify this policy at any time as it deems fit, and as may be required by regulatory requirements.

Other Redemption Considerations

        When redeeming shares of the Micro Cap Fund, shareholders should consider the following:

•	The redemption may result in a taxable gain.

•	As permitted by the 1940 Act, the Micro Cap Fund may delay the payment of redemption proceeds for up to seven calendar days in all cases. It is the Micro Cap Fund’s normal procedure to either mail a check in the amount of the redemption proceeds no later than the seventh calendar day after it receives the redemption request in good order with all required information or, if elected by the investor, transfer the redemption proceeds to a designated bank account by Electronic Funds Transfer or wire.

•	If you purchased shares by check, the Micro Cap Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 calendar days from the date of purchase).

•	UMBFS currently charges $13 for each wire redemption but does not charge a fee for Electronic Funds Transfers. UMBFS charges $15 for redemption checks sent via overnight delivery.

•	The Micro Cap Fund may pay redemption requests “in kind.” This means that the Micro Cap Fund may pay redemption requests entirely or partially with liquid securities rather than cash. Shareholders who receive a redemption “in kind” may incur costs to dispose of such securities.

Small Accounts

        All account owners share the high cost of maintaining accounts with low balances. To reduce this cost, the Micro Cap Fund reserves the right to close your account when redemption activity leaves your account with a balance below $5,000. We will notify you in writing before we close your account and you will have 60 calendar days to bring the balance up to the required level.

DIVIDENDS, DISTRIBUTIONS AND TAXES

        The Micro Cap Fund distributes substantially all of its net investment income and substantially all of its capital gains annually. You have two distribution options:

•	Automatic Reinvestment Option – Both dividend and capital gain distributions will be reinvested in additional shares of the Micro Cap Fund.

•	All Cash Option – Both dividend and capital gain distributions will be paid in cash.

You may make your distribution election on the Purchase Application. You may change your election by writing to UMBFS or by calling 1-877-568-7633.

        The distributions of the Micro Cap Fund, whether received in cash or additional shares of the Micro Cap Fund, may be subject to federal and state income tax. The distributions of the Micro Cap Fund may be taxed as ordinary income, qualified dividend income and capital gains (which may be taxed at different rates depending on the length of time the Micro Cap Fund holds the assets generating the capital gains). In managing the Micro Cap Fund, the Adviser considers the tax effects of its investment decisions to be of secondary importance.

FINANCIAL HIGHLIGHTS

        The financial highlights tables are intended to help you understand the Micro Cap Fund’s financial performance for the periods that it has been operating. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Micro Cap Fund (assuming reinvestment of all dividends and capital gains distributions). The financial highlights for the Micro Cap Fund for the periods presented have been audited by Deloitte & Touche LLP, the independent registered public accounting firm of the Micro Cap Fund. The report of Deloitte & Touche LLP, along with the Micro Cap Fund’s financial statements, is included in the Annual Report to shareholders, which is available upon request.

Lotsoff Capital Management Micro Cap Fund

	Year Ended September 30, 2008	Year Ended September 30, 2007	Year Ended September 30, 2006	Year Ended September 30, 2005	November 7, 2003* to September 30, 2004
PER SHARE DATA:
Net asset value, beginning of period	$12.04	$11.90	$12.02	$10.32	$10.00
Income from investment operations:
Net investment income/(loss)	-- (1)	(0.02)	(0.05)	(0.09)	(0.09)
Net realized and unrealized gain/(loss) on
investments	(3.52)	1.09	0.57	2.06	0.41

Total from investment operations	(3.52)	1.07	0.52	1.97	0.32

Less distributions to shareholders from:
Net realized gains	(0.68)	(0.93)	(0.64)	(0.27)	--

Net asset value, end of period	$7.84	$12.04	$11.90	$12.02	$10.32

TOTAL RETURN	(30.40)%	8.94%	4.48%	19.19%	3.20	%(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000's)	$71,130	$308,389	$129,760	$83,912	$47,732
Ratio of total expenses to average net assets	1.36%	1.19%	1.29%	1.44%	1.76	%(3)
Ratio of net investment income/(loss) to average
net assets	0.01%	(0.30)%	(0.56)%	(0.93)%	(1.08	)%(3)
Portfolio turnover rate	109%	82%	75%	72%	64	%(2)

* Inception.

(1) Less than $0.01.

(2) Not annualized.

(3) Annualized

Lotsoff Capital Management and

Lotsoff Capital Management Investment Trust

Privacy Policy

        Under the provisions of regulations stemming from the Gramm-Leach-Bliley Act, financial institutions like Lotsoff Capital Management and the Lotsoff Capital Management Investment Trust are required to provide privacy policy notices to their clients. We believe that protecting the privacy of your non-public personal information is of the utmost importance, and we are committed to maintaining the privacy of your non-public personal information in our possession. As required by the rules, we are providing you with the following information.

Information We Collect:

        We collect non-public personal information about you from the following sources:

•	Information we receive from you on managed account agreements or fund subscription documents, as well as other applications and forms (for example, name, address, Social Security Number, birth date, assets, income, and investment experience);

•	Information about your transactions with us (for example, account activity and balances); and

•	Information we collect electronically when you visit our web site or receive e-campaigns. We also use Google Analytics, a web analytics service provided by Google, Inc. (“Google”). Google Analytics uses cookies to help us analyze how users use our website. The information gathered by the cookie about your use of our site (including your IP address) will be transmitted to and stored by Google on servers in the United States. Google will use this information for the purpose of evaluating your use of our site, compiling reports on website activity for us and providing other services relating to website activity and internet usage. Google may also transfer this information to third parties where required to do so by law, or where such third parties process the information on Google’s behalf. Google will not associate your IP address with any other data held by Google. You may refuse the use of cookies by selecting the appropriate setting on your browser, however, please note that if you do this you may not be able to use the full functionality of our website. By using our website, you consent to the processing of data about you by Google in the manner and for the purpose set out above.

Information We Disclose:

        We do not disclose any non-public personal information about our customers or former customers to anyone other than in connection with the administration, processing and servicing of customer accounts or to our accountants, attorneys and auditors, or otherwise as permitted by law.

Protection of Information:

        We restrict access to non-public personal information about you to our personnel who need to know that information in order to provide products or services to you. We maintain physical, electronic and procedural controls to safeguard your non-public personal information, and customer and account information is disposed of in a manner that makes it impossible or impracticable to reconstruct. Finally, relationships with the vendors that may come into contact with customer data are structured so as to ensure confidentiality of that information

Not Part of the Prospectus

        To learn more about the Micro Cap Fund, you may want to read the Micro Cap Fund’s SAI, which contains additional information about the Micro Cap Fund. The Micro Cap Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

        You also may learn more about the Micro Cap Fund’s investments by reading the Micro Cap Fund’s annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Micro Cap Fund during the last fiscal year.

        The SAI and the annual and semi-annual reports are available to shareholders and prospective investors without charge, simply by calling 1-877-568-7633. The Micro Cap Fund does not have an Internet web site and, therefore, it does not make its SAI and annual and semi-annual reports available on the Internet.

        Prospective investors and shareholders who have questions about the Micro Cap Fund may also call the following number or write to the following address:

Lotsoff Capital Management Investment Trust P.O. Box 1181 Milwaukee, WI 53201-1181 Telephone: 1-877-568-7633

        The general public can review and copy information about the Micro Cap Fund (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. (Please call (202) 942-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Micro Cap Fund are also available at the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to:

Public Reference Section Securities and Exchange Commission Washington, D.C. 20549-0102

        Please refer to the Micro Cap Fund's Investment Company Act File No. 811-21422 when seeking information about the Micro Cap Fund from the SEC.